SUNAMERICA SERIES TRUST
Cash Management Portfolio
(the “Portfolio”)
Supplement to the Prospectus dated May 1, 2008
With respect to the Portfolio, the “Interest Rate Fluctuations Risk” in the Portfolio’s “Fund Fact Sheet” under “PRINCIPAL RISKS” is deleted and replaced in its entirety, with the following:
Interest Rate Fluctuations Risk. The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. In periods of very low short-term interest rates, the Portfolio’s yield may become negative, which may result in a decline in the value of your investment.
Dated: February 2, 2009